Exhibit 1.1

Execution Version

Bicycle Therapeutics plc

4,705,884 American Depositary Shares representing

4,705,884 Ordinary Shares, nominal value £0.01 per share

4,705,882 Non-Voting Ordinary Shares, nominal value £0.01 per share

Underwriting Agreement

July 12, 2023

Goldman Sachs & Co. LLC

Jefferies LLC

SVB Securities LLC

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o Jefferies LLC

520 Madison Avenue

New York, NY 10022

c/o SVB Securities LLC

53 State Street, 40th Floor

Boston, MA 02109

Ladies and Gentlemen:

Bicycle Therapeutics plc, a public limited company incorporated under the laws of England and Wales with company number 11036004 and having its registered office at Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge, United Kingdom, CB21 6GS (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), and in the manner contemplated by the Agreement, to (i) issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) (A) an aggregate of 4,705,884 American Depositary Shares representing 4,705,884 Ordinary Shares with a nominal value of £0.01 per share (the “Ordinary Shares”), (the “Firm ADSs”), and (B) at the election of the Underwriters, up to 1,411,764 additional American Depositary Shares representing 1,411,764 Ordinary Shares (the “Optional ADSs”), and (ii) issue and sell to the purchaser(s), who were procured by the Underwriters, 4,705,882 non-voting ordinary shares of the Company with a nominal value of £0.01 per share (the “Non-Voting Ordinary Shares”). The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the “ADSs”. The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares” and the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares”, and the Firm Shares and the Optional Shares are herein collectively called the “Shares”. The ADSs together with the Shares and the Non-Voting Ordinary Shares are herein collectively called the “Offered Securities”.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of May 28, 2019, among the Company, Citibank, N.A., as depositary (the “Depositary”), and the holders and beneficial owners from time to time of the American Depositary Receipts (the “ADRs”) issued thereunder by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one Ordinary Share with a nominal value of £0.01 per share, deposited pursuant to the Deposit Agreement.

References in this Agreement to (i) the Company issuing and selling ADSs to the Underwriters, and similar or analogous expressions, shall be understood to include references to the Company allotting and issuing the new Ordinary Shares underlying those ADSs to the custodian for the Depositary and procuring the issue of ADSs representing such Ordinary Shares by the Depositary or its nominee to the Underwriters, (ii) the purchase of, or payment for, any ADSs, and similar or analogous expressions, shall be understood to refer to the subscription for the Ordinary Shares underlying those ADSs, as well as the deposit of the Ordinary Shares for ADSs representing such Ordinary Shares, and the payment of the subscription moneys in respect of such Ordinary Shares, and (iii) the issue and sale of the Non-Voting Ordinary Shares to the purchaser(s) thereof shall be understood to refer to the allotment and issue by the Company of the Non-Voting Ordinary Shares to the purchaser(s) who were procured by the Underwriters , the subscription by such purchaser(s) for their Non-Voting Ordinary Shares and the payment of the subscription moneys in respect of such Non-Voting Ordinary Shares. While the Non-Voting Ordinary Shares are being issued directly to such purchaser(s), the Offering was negotiated by the Underwriters and the determination of offering price took place during a bookbuilding process.

1.            The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)            An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333–272248) in respect of the Offered Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendments thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Offered Securities, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Offered Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Offered Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus related to the Offered Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Offered Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Offered Securities is hereinafter called an “Issuer Free Writing Prospectus”); and any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available road show”;

(b)            (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c)            For the purposes of this Agreement, the “Applicable Time” is 6:15 p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the "Pricing Disclosure Package"), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus, each broadly available road show and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d)            The documents incorporated by reference in the Pricing Prospectus and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Pricing Prospectus and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such or any other documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e)            The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date with the Commission as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f)             A registration statement on Form F-6 (File No. 333-231422) in respect of the ADSs has been filed with the Commission; such registration statement in the form previously delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will confirm, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(g)            Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been (x) any change in the issued share capital (other than as a result of (i) the exercise, if any, of options or the award, if any, of options or restricted shares in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus (ii) the issuance, if any, of shares upon conversion of Company securities as described in the Pricing Prospectus and the Prospectus, (iii) the exercise of any warrants in the Company or (iv) the issuance of Ordinary Shares in connection with the “at-the-market” sales program pursuant to the sales agreement dated June 5, 2020 between the Company and the sales agents named therein) or long-term debt of the Company or any of its subsidiaries or (y) any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, shareholders' equity, prospects or results of operations of the Company and its subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the ADSs and Non-Voting Ordinary Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus (a “Material Adverse Effect”);

(h)            The Company and its subsidiaries have good and marketable title in fee simple to all real property that they are purported to own, if any, and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(i)             The Company and each of its subsidiaries has been (i) duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (to the extent such concept applies in such jurisdiction), with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each subsidiary of the Company has been listed in the Registration Statement;

(j)             The Company has an issued share capital as set forth in the Pricing Prospectus and the Prospectus and all of the issued share capital of the Company has been duly and validly authorized and issued and is fully paid and not subject to any call for the payment of further capital and conforms to the descriptions of the Ordinary Shares contained in the Pricing Disclosure Package and Prospectus; and all of the issued share capital of each subsidiary of the Company has been duly and validly authorized and issued, is fully paid and not subject to any call for the payment of further capital and (except, in the case of any non-United States subsidiary, for directors' qualifying shares) is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Prospectus and the Prospectus;

(k)            The Shares to be issued underlying the ADSs have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and not subject to any call for the payment of further capital and will conform to the description of the Ordinary Shares contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, save for any rights of pre-emption under the U.K. Companies Act 2006 (the “U.K. Companies Act”) that were duly waived or disapplied; the Shares may be freely deposited by the Company with the Depositary’s custodian (or its nominee) against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters and the initial purchasers thereof; the Non-Voting Ordinary Shares to be issued have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and not subject to any call for the payment of further capital and will conform to the description of the Non-Voting Ordinary Shares contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Non-Voting Ordinary Shares is not subject to any preemptive or similar rights, save for any rights of pre-emption under the U.K. Companies Act that were duly waived or disapplied; and there are no restrictions on subsequent transfers of the Offered Securities, except as described in the Pricing Prospectus;

(l)             The issue and sale of the ADSs and Non-Voting Ordinary Shares to be sold by the Company hereunder, the deposit of the Shares being deposited with the Depositary’s custodian (or its nominee) against issuance of the ADRs evidencing the ADSs and the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus and the Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of this clause (A) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (B) the memorandum and articles of association (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the ADSs and Non-Voting Ordinary Shares, or the deposit of the Shares being deposited with the Depositary’s custodian (or its nominee) against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the U.K. Companies Act, the approval by the Financial Industry Regulatory Authority ("FINRA") of the underwriting terms and arrangements and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs and Non-Voting Ordinary Shares by the Underwriters;

(m)            Neither the Company nor any of its subsidiaries is (i) in violation of its articles of association (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(n)            The statements set forth in the Pricing Prospectus and Prospectus under the captions “Description of Share Capital and Articles of Association” and “Description of American Depositary Shares” and “Description of the Non-Voting Ordinary Shares” insofar as they purport to constitute a summary of the terms of the Ordinary Shares, ADSs and Non-Voting Ordinary Shares, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(o)            Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(p)            The Company is not and, after giving effect to the offering and sale of the ADSs and Non-Voting Ordinary Shares and the application of the proceeds thereof as described in the Pricing Prospectus and the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(q)            (A) (i) At the time of filing the Registration Statement, and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the ADSs or Non-Voting Ordinary Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(r)             PricewaterhouseCoopers LLP, who has audited the consolidated financial statements of the Company and its subsidiaries, is an independent registered public accounting firm within the meaning of the Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board thereunder;

(s)            The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (iii) is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the Pricing Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(t)             Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(u)            The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(v)            This Agreement has been duly authorized, executed and delivered by the Company;

(w)            The Deposit Agreement has been duly authorized, executed and delivered by the Company; and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon the deposit of Shares in respect of the ADSs in accordance with the provisions of the Deposit Agreement, the ADSs, when issued, will be validly issued and fully paid, and upon issuance by the Depositary of the ADSs and ADRs evidencing the ADSs, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement, the ADSs and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(x)            None of the Company or any of its subsidiaries, or any director, officer or employee thereof, or, to the knowledge of Company, any agent, affiliate or representative associated with or acting on behalf of the Company or of any of its subsidiaries has (i) taken or will take any action in furtherance of an unlawful offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, (ii) directly or indirectly made, offered, promised or authorized any unlawful payment, contribution, gift, entertainment or other unlawful benefit or expense or taken any act in furtherance thereof; (iii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iv) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law. The Company and each of its subsidiaries have conducted their businesses in compliance with all applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein. None of the Company or any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws;

(y)            The operations of the Company and each of its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT Act of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in such jurisdictions (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(z)            None of the Company or any of its subsidiaries, or any director, officer or employee thereof, or, to the knowledge of the Company, any agent, affiliate or representative associated with or acting on behalf of the Company or any of its subsidiaries is, or is owned or controlled by an individual or entity that is, (i) currently the subject or the target of any sanctions administered or enforced by either the U.K. or U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (currently Crimea, Cuba, Iran, North Korea and Syria), and the Company will not directly or indirectly use the proceeds of the offering of the ADSs and Non-Voting Ordinary Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (A) to fund or facilitate any activities of or business with any person or entity, or in any country or territory, that, at the time of such funding or facilitation, is the subject or the target of Sanctions or (B) in any other manner that will result in a violation of Sanctions by any person or entity (including any person or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). No provision of this Section 1(z) shall apply to any person if and to the extent that it violates any provision of Council Regulation (EC) No 2271/1996 of November 22 1996 (or any law or regulation implementing such regulation in any member state of the European Union or the United Kingdom), or any similar blocking or anti-boycott law, regulation or statute in force from time to time, and, in such case, the legality, validity and enforceability of this Section 1(z) shall not otherwise be affected. For the past five years, the Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions prohibiting such dealing or transaction;

(aa)          The consolidated financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly all material respects in accordance with GAAP the information required to be stated therein. The selected consolidated financial data and the summary consolidated financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder;

(bb)          Reserved.

(cc)          There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act except as have been validly waived or complied with in connection with the offering of the ADSs and the Non-Voting Ordinary Shares;

(dd)          No labor disturbance by or dispute with current or former employees or officers of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of its subsidiaries’ principal suppliers, manufacturers or contractors. Neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement;

(ee)          The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks, that in the Company’s reasonable judgement, are reasonable and is ordinary and customary for comparable companies in the same or similar businesses; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(ff)            The Company’s board of directors meets the independence requirements of, and has established an audit committee, a compensation committee and a nominating and corporate governance committee, in each case, that meets the independence requirements of, the rules and regulations of the Commission and The Nasdaq Stock Market LLC (“NASDAQ”);

(gg)          The Company and its subsidiaries and its and their respective directors, officers and employees, and to the Company’s knowledge, its and their respective agents, affiliates and representatives, are, and at all times have been, in compliance with all Health Care Laws (defined herein), including, but not limited to, the rules and regulations of the Food and Drug Administration (“FDA”), the U.S. Department of Health and Human Services Office of Inspector General, the Centers for Medicare & Medicaid Services, the Office for Civil Rights, the Department of Justice and any other governmental agency or body having jurisdiction over the Company, other than such instances of non-compliance which would not reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, “Health Care Laws” shall mean the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287 and 1349, and the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d et seq.) (“HIPAA”), the exclusions law (42 U.S.C. § 1320a-7), the civil monetary penalties law (42 U.S.C. § 1320a-7a), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C § 8126) or the rules and regulations of any other applicable federal, state or local governmental or regulatory body or authority. Neither the Company nor any of its subsidiaries is a party to or has any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental authority. Neither the Company nor any of its subsidiaries has received any correspondence or any other written communication, including, without limitation, any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from the FDA or any similar regulatory authority, or any notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action, from any governmental authority of material non-compliance by, or liability of, the Company or its subsidiaries under any Health Care Laws;

(hh)          Each of the Company and its subsidiaries possesses, and is in compliance with the terms of, all applications, certificates, approvals, clearances, registrations, exemptions, franchises, licenses, permits, consents and other authorizations necessary to conduct their respective businesses (collectively, “Licenses”), issued by the appropriate Governmental Authorities, including, without limitation, all Licenses required by the FDA, or any component thereof, the National Institutes of Health (“NIH”) and/or by any other U.S., state, local or foreign government or drug regulatory agency (collectively, the “Regulatory Agencies”), other than for such instances of non-compliance which would not reasonably be expected to result in a Material Adverse Effect. All Licenses are in full force and effect and neither the Company nor any of its subsidiaries is in violation of any term or conditions of any License other than for such violations which would not reasonably be expected to result in a Material Adverse Effect. Each of the Company and its subsidiaries has materially fulfilled and performed all of its respective obligations with respect to the Licenses and, to the Company’s knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any License. Neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any Licenses and no Regulatory Agency has taken any action to limit, suspend or revoke any License possessed by the Company;

(ii)            The pre-clinical studies and clinical trials that are described in the Registration Statement, the Pricing Prospectus and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign governmental body exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations; the descriptions of the pre-clinical studies and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company, and the results thereof, contained in the Registration Statement, the Pricing Prospectus and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other pre-clinical studies or clinical trials, the results of which reasonably call into question the results described in the Registration Statement, the Pricing Prospectus and the Prospectus; and the Company has not received any notices or correspondence from the FDA, any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board requiring the termination, suspension, material modification or clinical hold of any pre-clinical studies or clinical trials conducted by or on behalf of the Company;

(jj)             Neither the Company nor its subsidiaries, nor any of its or their respective officers, employees or directors, nor, to the Company’s knowledge, any of its or their respective agents or clinical investigators, has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research. To the Company’s knowledge, neither the Company nor its subsidiaries or any of its or their respective officers, employees or directors is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension, or exclusion, or convicted of any crime or engaged in any conduct that would reasonably be expected to result in debarment under 21 U.S.C. § 335a;

(kk)           Except in each case (a) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (b) as otherwise disclosed in the Pricing Prospectus and the Prospectus, the Company owns or has valid, binding and enforceable licenses or other rights to practice and use all patents and patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, trade names, service names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and all other technology and intellectual property rights necessary for, or used in the conduct, or the proposed conduct, of the business of the Company in the manner described in the Pricing Prospectus and the Prospectus (collectively, the “Company Intellectual Property”), and, to the Company’s knowledge, the conduct of its and its subsidiaries’ respective business (including the development and commercialization of the product candidates described in the Pricing Prospectus and the Prospectus) has not and will not infringe or misappropriate any intellectual property rights of others; other than as disclosed in the Pricing Prospectus and the Prospectus, to the knowledge of the Company there are no rights of third parties (except for Cancer Research Technology Limited (“CRT”) in a patent family owned jointly by the Company and CRT) to any of the intellectual property owned by the Company, and such intellectual property is owned by the Company free and clear of all material liens, security interests, or encumbrances; other than as disclosed in the Pricing Prospectus and the Prospectus, to the knowledge of the Company, the patents, trademarks and copyrights owned or licensed by the Company that are included within the Company Intellectual Property are valid, enforceable and subsisting; to the Company’s knowledge, there is no infringement by third parties of any of the Company Intellectual Property; other than as disclosed in the Pricing Prospectus and the Prospectus, (i) neither the Company nor its subsidiaries, to the knowledge of the Company, is obligated to pay a material royalty, grant a license, or provide other material consideration to any third party in connection with the Company Intellectual Property, (ii) no action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, alleging that the Company or its subsidiaries is infringing, misappropriating, diluting or otherwise violating any rights of others with respect to any of the Company’s product candidates, processes or intellectual property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (iii) no action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the Company’s Intellectual Property, (iv) no action, suit, claim or other proceeding is pending or, to the knowledge of the Company, is threatened, challenging the Company’s rights in or to any Company Intellectual Property, (v) the Company has not received written notice of any claim of infringement, misappropriation or conflict with any asserted rights of others with respect to any of the Company’s products, proposed products, processes or Company Intellectual Property, (vi) to the knowledge of the Company, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the Pricing Prospectus and the Prospectus, in the current or proposed conduct of the business of the Company, do not currently, and will not upon commercialization, to the knowledge of the Company, infringe any valid patent claim or other valid intellectual property right of any third party, (vii) to the knowledge of the Company, no third party (except for CRT in a patent family owned jointly by the Company and CRT) has any ownership right in or to any Company Intellectual Property in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Company Intellectual Property, (viii) to the knowledge of the Company, no employee, consultant or independent contractor of the Company or any of its subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement nondisclosure agreement or any restrictive covenant to or with a former employer or independent contractor where the basis of such violation relates to such employee’s employment or independent contractor’s engagement with the Company or actions undertaken while employed or engaged with the Company, (ix) the Company has taken reasonable measures to protect its confidential information and trade secrets and to maintain and safeguard the Company’s Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements, and to the Company’s knowledge, no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, (x) the Company has taken reasonable measures to comply with the terms of each agreement pursuant to which the Company’s Intellectual Property has been licensed to the Company, and, to the Company’s knowledge, all such agreements are in full force and effect;

(ll)            All patents and patent applications owned by or licensed to the Company or under which the Company has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, there are no material defects in any of the patents or patent applications disclosed in the Registration Statement and the Prospectus as being owned by the Company and its Subsidiaries; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the USPTO in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or could form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications;

(mm)        Any statistical, industry-related and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources, if required;

(nn)         The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Company and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization, except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(oo)          The Company and each of its subsidiaries (i) has duly and timely filed all necessary U.K., U.S. and non-U.S. (federal, state, local and foreign) tax returns (or properly requested extensions with respect to such returns), and such returns were when filed, and remain, complete and correct (ii) has paid all U.K., non-U.S. and U.S. federal, state and local taxes required to be paid and any related assessments, fines, penalties or governmental charges due and payable for which it is liable, except as are being contested in good faith by appropriate proceedings, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against it, except, in each of (i), (ii) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and its subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period;

(pp)          Except as described in the Pricing Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Shares and Non-Voting Ordinary Shares under the current laws and regulations of the United Kingdom may be paid to U.S. shareholders in U.S. dollars;

(qq)          Except as described in the “Certain Material Income Tax Considerations—U.K. Taxation” section of the Pricing Prospectus and the Prospectus, and subject to the description therein, no transfer taxes, stamp duty, stamp duty reserve tax or other similar fees or charges (“Transfer Taxes”) are required to be paid in the United Kingdom or the United States in connection with (i) the issuance and delivery of the Shares by the Company to the Depositary’s custodian (or its nominee) in the manner prescribed by the Deposit Agreement against the issuance of the ADSs, (ii) the issuance and delivery of the ADSs (or the ADRs evidencing the ADSs) by the Depositary to or for the account of the Underwriters in the manner contemplated by this Agreement and the Deposit Agreement, (iii) the issuance and delivery of the Non-Voting Ordinary Shares by the Company in the manner contemplated by this Agreement, (iv) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof through the facilities of the Depository Trust Company (“DTC”), and (v) the execution and delivery of this Agreement;

(rr)            The Company and each of its subsidiaries is and has at all times been resident and centrally managed and controlled for tax purposes solely in its jurisdiction of incorporation;

(ss)           The choice of the law of the State of New York as the governing law of this Agreement is a valid choice of law under English law and will be honored by English courts, except where to do so would be inconsistent with or overridden by Regulation (EC) No 593/2008 on the Law Applicable to Contractual Obligations (Rome I) as incorporated into English law under The Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc.) (EU Exit) Regulations 2019 (as amended by The Jurisdiction, Judgments and Applicable Law (Amendment) (EU Exit) Regulations 2020) or the restrictions described in “Service of Process and Enforcement of Judgments” in the Registration Statement. The Company has the power to submit, and pursuant to Section 18 of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of (i) the federal courts of the United States located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and the Company has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or the Offered Securities in any Specified Court. The Company is not entitled to any immunity under English law from any legal proceedings to enforce this Agreement in respect of itself or its property, subject to the restrictions described in “Service Process and Enforcement of Judgments” in the Registration Statement. To the extent that the Company or any of its respective properties, assets or revenues may have been or may hereafter become entitled to any such right of immunity in any court in which proceedings may at any time be commenced, with respect to the Company’s obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 18 of this Agreement and Section 7.6 of the Deposit Agreement. The indemnification and contribution provisions set forth in Section 9 hereof do not contravene English law;

(tt)            The Company has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of the ADSs;

(uu)          Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the ADSs and Non-Voting Ordinary Shares;

(vv)          No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(ww)        There are no contracts, arrangements or documents which are required to be described in the Registration Statement or to be filed as exhibits thereto which have not been so described and filed as required;

(xx)           Except as disclosed in the Registration Statement and the Prospectus, (a) there has been no security breach or other material compromise of any of the Company’s information technology and computer systems, networks, hardware, software, sensitive data (including the sensitive or proprietary data of its customers, employees, suppliers, and vendors maintained by or on behalf of the Company), equipment or technology (collectively, “IT Systems and Data”) and (b) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other material compromise to its IT Systems and Data;

(yy)         Neither the Company, nor any of their respective officers, directors and employees, nor any of their respective agents, contractors or licensees (if any), nor any of their respective business operations, is in violation of any applicable privacy or cybersecurity laws. The Company has complied and is presently in compliance with all internal policies and contractual obligations relating to (a) the privacy and security of IT Systems and Data and (b) the implementation of commercially reasonable measures to protect such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause, individually or in the aggregate, have a Material Adverse Effect. The Company has implemented backup and disaster recovery technology consistent with industry standards and practices. The Company has also operated its business in a manner compliant with all other privacy, data security and data protection laws, regulations, and industry standards applicable to the Company’s collection, use, transfer, protection, disposal, disclosure, handling, storage and analysis of its personal data;

(zz)           The Company has implemented an information security program that (a) identifies internal and external risks to the security of the IT Systems and Data, including any personally identifiable information; (b) implements, monitors and improves adequate and effective administrative, electronic and physical safeguards to control those risks and safeguard the security, confidentiality, integrity and availability of IT Systems and Data; (c) protects against unauthorized access to Company systems and IT Systems and Data (including on the systems of third parties with access to such Company systems or IT Systems and Data); (d) maintains notification procedures in the case of any breach of security compromising data containing personally identifiable information; and (e) prohibits any unauthorized access of any non-Company systems; and

(aaa)        The Company acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the Company or its affiliates with respect to the offering of the ADSs and Non-Voting Ordinary Shares and the Company and its affiliates have consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The Company further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to it in connection with the offering, the Underwriters are not making a recommendation to participate in the offering or sell any of the Offered Securities, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

2.            Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $19.975 per ADS, the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I hereto, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per ADS set forth in clause (a) of this Section 2 (provided that the purchase price per Optional ADS shall be reduced by an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs), that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional ADSs) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder, and (c) the Company agrees to issue and sell to the purchaser(s) procured by the Underwriters, and each of the Underwriters agrees, severally and not jointly, to procure the purchase from the Company by such purchaser(s), at a purchase price of $21.25 per Non-Voting Ordinary Share, the number of Non-Voting Ordinary Shares set forth opposite the name of such Underwriter in Schedule I hereto. The Company agrees to pay at the Time of Delivery by wire transfer of Federal (same-day) funds to the account specified by the Representatives a commission of $1.275 per Non-Voting Ordinary Share purchased by such purchaser(s) to be allocated among the Underwriters in the same proportion as the proportion of Non-Voting Ordinary Shares to be procured by each Underwriter as set forth in Schedule I hereto. To the extent that purchasers are not procured for all of the Non-Voting Ordinary Shares and/or any purchaser procured does not make payment for all or any portion of such Non-Voting Ordinary Shares at the Time of Delivery, each of the Underwriters agrees, severally and not jointly, to purchase, at a purchase price of $19.975 per Non-Voting Ordinary Share and/or ADS, as applicable, from the Company a number of either (at such Underwriter’s sole discretion) Non-Voting Ordinary Shares or ADSs to be determined by multiplying the number of unpurchased and/or unpaid Non-Voting Ordinary Shares by a fraction, the numerator of which is the number of Firm ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the total number of Firm ADSs that all Underwriters are entitled to purchase hereunder. The obligation of the Underwriters hereunder to purchase any Non-Voting Ordinary Shares shall terminate upon payment for such Non-Voting Ordinary Shares by the purchaser(s) procured by the Underwriters. For the purposes of clarity, the public offering price per ADS and the offering price per Non-Voting Ordinary Share is the same offering price, and the price was derived through the economics of price discovery attendant to the Underwriters’ bookbuilding process.

The Company hereby grants to the Underwriters the right to purchase at their election up to 1,411,764 Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of ADSs in excess of the number of Firm ADSs, provided that the purchase price per Optional ADS shall be reduced by an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.            Upon the authorization by you of the release of the Firm ADSs and Non-Voting Ordinary Shares, the several Underwriters propose to offer the Firm ADSs and Non-Voting Ordinary Shares for sale upon the terms and conditions set forth in the Pricing Prospectus and the Prospectus.

4.            (a)             The ADSs and Non-Voting Ordinary Shares to be purchased hereunder, in definitive or book-entry form, as applicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company (i) in respect of the ADSs, to the Representatives, by means of the creation of an appropriate book-entry interest for benefit of the Underwriters through the facilities of the DTC, for the account of such Underwriter, against payment by the Underwriters to the Company of the purchase price thereof by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance, (ii) in respect of the Non-Voting Ordinary Shares, to the purchaser(s) thereof by the issue of such Non-Voting Ordinary Shares in certificated form to such purchaser(s), against payment by the purchaser(s) to the Company, of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the purchaser(s) at least forty-eight hours in advance (and for the purposes thereof, the Company will procure that its registrar enters the name of the relevant purchaser(s) of the Non-Voting Ordinary Shares in the Company’s register of members as the subscriber for such Non-Voting Ordinary Shares at the Time of Delivery), and (iii) in respect of any Non-Voting Ordinary Shares for which no purchasers have been procured or for which payment has not been made at the Time of Delivery by any purchasers, ADSs to the Representatives by means of the creation of an appropriate book-entry interest for benefit of the Underwriters through the facilities of the DTC, for the account of such Underwriter, or, at each Underwriter’s sole discretion, Non-Voting Ordinary Shares to the Representatives by issue of such Non-Voting Ordinary Shares in certificated form to such Underwriters, in each case against payment by the Underwriters to the Company of the purchase price thereof by wire transfer of Federal (same-day) funds at Time of Delivery (or at the option of the Representatives, within one business day following the Time of Delivery) to the account specified by the Company to the Representatives at least forty-eight hours in advance (and for the purposes of the Non-Voting Ordinary Shares, the Company will procure that its registrar enters the name of the relevant Underwriters that purchase the Non-Voting Ordinary Shares in the Company’s register of members as the subscriber for such Non-Voting Ordinary Shares at the Time of Delivery). The Company will cause the certificates, if any, representing the ADSs and Ordinary Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”) and shall procure that the certificates for the Non-Voting Ordinary Shares are delivered to the purchaser(s) thereof within 14 days of the Time of Delivery . The time and date of such delivery and payment shall be, with respect to the Firm ADSs and Non-Voting Ordinary Shares, 9:30 a.m., New York City time, on July 17, 2023 and, with respect to any ADSs delivered pursuant to Section 4(a)(iii), on the same business day the Company receives payment therefor from the Underwriters, in each case or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs and Non-Voting Ordinary Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)            The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the ADSs and Non-Voting Ordinary Shares and any additional documents requested by the Underwriters pursuant to Section 8(p) hereof, will be delivered at the offices of Covington & Burling LLP, 620 Eighth Avenue, New York, New York 10018 (the “Closing Location”), and the ADSs will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 a.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.            The Company agrees with each of the Underwriters:

(a)            To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required under the Act; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; within the time required by such Rule; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Offered Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Offered Securities, of any notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Offered Securities by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b)            If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof;

(c)            Promptly from time to time to take such action as you may reasonably request to qualify the ADSs and Non-Voting Ordinary Shares for offering and sale under the securities laws of such jurisdictions as you may request and to use reasonably commercial efforts to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs and Non-Voting Ordinary Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(d)            If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Offered Securities remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form satisfactory to you. If at the Renewal Deadline, the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Representatives and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(e)            Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and Non-Voting Ordinary Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs and Non-Voting Ordinary Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(f)             To make generally available to its securityholders as soon as practicable, (which may be satisfied by filing with the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g)            During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, ADSs or Non-Voting Ordinary Shares, including but not limited to, Ordinary Shares, any options or warrants to purchase Ordinary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or any such other securities that are substantially similar to the Shares or Non-Voting Ordinary Shares, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise (other than the Shares to be sold hereunder or pursuant to employee option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) or (iii) publicly disclose the intention to do any of the foregoing, in each case, without the prior written consent of the Representatives; provided, however, that the restrictions in the foregoing sentence shall not apply to (a) the ADSs and Non-Voting Ordinary Shares to be sold hereunder; (b) Shares or any securities (including without limitation options, restricted stock or restricted stock units) convertible into, or exercisable for, Shares pursuant to any employee share option plan, incentive plan, share plan, dividend reinvestment plan or otherwise in equity compensation arrangements in place as of the Applicable Time and as described in the Pricing Disclosure Package; (c) the grant of awards pursuant to employee equity-based compensation plans, incentive plans, share plans, or other arrangements in place as of the Applicable Time and described in the Pricing Disclosure Package; (d) the filing of a registration statement on Form S-8 in connection with the registration of Shares issuable under any employee equity based compensation plan, incentive plan, share plan, dividend reinvestment plan adopted and approved by the Company’s board of directors prior to the Applicable Time and as described in the Pricing Disclosure Package; and (e) the issuance of up to 5% of the outstanding Shares in connection with the acquisition of the assets of, or a majority or controlling portion of the equity of, or a joint venture with another entity in connection with its acquisition by the Company or any of its subsidiaries of such entity; provided that each recipient of any Shares issued or sold pursuant to clause (e) above executes and delivers to the Representatives prior to such issuance or sale (as the case may be) an agreement having substantially the same terms as the lock-up letters described in Section 8(m) of this agreement.

(h)            During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that no reports, documents or other information need to be furnished pursuant to this Section 5(h) to the extent that they are available on the Commission’s EDGAR system;

(i)             During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided that no reports, documents or other information need to be furnished pursuant to this Section 5(i) to the extent that they are available on the Commission’s EDGAR system;

(j)             To pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(k)            To use the net proceeds received by it from the sale of the ADSs and Non-Voting Ordinary Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”;

(l)             Prior to each Time of Delivery to deposit Shares with the Depositary’s custodian (or its nominee) in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADSs and ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(m)            To use its best efforts to list for trading, subject to notice of issuance, the ADSs on NASDAQ;

(n)            To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(o)            Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs and Non-Voting Ordinary Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(p)            Reserved.

(q)            To make all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, levies, imposts, duties, fees, assessments or governmental charges whatsoever, imposed or levied by or on behalf of any taxing authority unless the Company is or becomes required by applicable law to deduct or withhold such taxes, levies, imposts, fees, duties, assessments or other governmental charges. In that event, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received by each Underwriter after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(r)              If the performance by the Underwriters of any of their obligations under this Agreement shall represent for VAT purposes under any applicable law the making by the Underwriters of any supply of goods or services to the Company (to the extent applicable, and where such Underwriters are the persons required to account for VAT to the relevant tax authority), the Company shall pay to the Underwriters, in addition to the amounts otherwise payable by the Company pursuant to this Agreement, an amount equal to the VAT chargeable on any such supply of goods and services provided that the Underwriters have issued the Company with an appropriate VAT invoice in respect of the supply to which the payment relates. Where a sum (a “Relevant Sum”) is paid or reimbursed to the Underwriters pursuant to this Agreement in respect of any cost, expense or other amount and that cost, expense or other amount includes an amount in respect of irrecoverable VAT (the “VAT Element”) which has been certified as such by the Underwriters (acting reasonably), then the Company, to the extent applicable, shall, in addition, pay an amount equal to the VAT Element to the Underwriters. For the purposes of this Agreement, “VAT” means value added tax as provided for in the Value Added Tax Act 1994 (“VATA”) and subordinate legislation made under VATA as amended, modified or re-enacted (whether before or after the date of this Agreement) and any similar sales, consumption, use or turnover tax whether within the United Kingdom or elsewhere in the world;

6.            (a)              The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or Schedule II(c) hereto;

(b)            The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c)            The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information;

(d)            The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications;

(e)            Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act;

7.            The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following (in each case excluding all tax liabilities of the Underwriters, other than Transfer Taxes to the extent provided in Section 7(viii) below, withholding, which shall be dealt with exclusively as described in Section 5(q), and VAT, which shall be dealt with exclusively as described in Section 5(r)): (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Deposit Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the ADSs on NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the ADSs and Non-Voting Ordinary Shares and determining the offering’s compliance with FINRA’s rules, provided that the reasonable fees and disbursements of counsel to the Underwriters described in this clause (v) shall not exceed $20,000; (vi) the cost of preparing share certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) any Transfer Taxes required to be paid by the Underwriters in the United Kingdom or the United States (including any related interest and penalties) in connection with (a) the issuance and delivery of the Shares by the Company to the Depositary’s custodian (or its nominee) in the manner prescribed by the Deposit Agreement against the issuance of the ADSs, (b) the issuance and delivery of the ADSs (or the ADRs evidencing the ADSs) by the Depositary to or for the account of the Underwriters in the manner contemplated by this Agreement and the Deposit Agreement, (c) the issuance and delivery of the Non-Voting Ordinary Shares by the Company in the manner contemplated by this Agreement, (d) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof, (e) the execution and delivery of this Agreement, and (f) the grant and/or the exercise of the option to acquire the Optional ADSs; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 5(r), 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, and any advertising expenses connected with any offers they may make; provided, however, that the Underwriters and the Company shall each pay 50% of the cost of chartering any aircraft to be used in connection with the road show by both the Company and the Underwriters.

8.            The obligations of the Underwriters hereunder, as to the ADSs and Non-Voting Ordinary Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)            The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or the ADS Registration Statement, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Preliminary Prospectus, Prospectus, any Issuer Free Writing Prospectus or the ADS Registration Statement shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)            Covington & Burling LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)            Cooley LLP, U.S. counsel for the Company, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(d)            Cooley (UK) LLP, English counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(e)            Each of (i) J A Kemp LLP, (ii) Dechert LLP, (iii) Maschio and Soames IP Limited and (iv) Sagittarius IP, each intellectual property counsel for the Company, shall have furnished to the Representatives their written opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(f)             Patterson Belknap Webb Tyler LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(g)            On the date of the Prospectus upon the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(h)            (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus there shall not have been any change in the share capital (other than as a result of the exercise of share options or the award of share options or restricted shares in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the ADSs and Non-Voting Ordinary Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs and Non-Voting Ordinary Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(i)             On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission under Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

(j)             On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal, Massachusetts State or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or the United Kingdom; (iv) the outbreak or escalation of hostilities involving the United States or the United Kingdom or the declaration by the United States or the United Kingdom of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, the United Kingdom or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs and Non-Voting Ordinary Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(k)            The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery, (a) certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADSs and ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and (b) the execution, countersignature (if applicable), issuance and delivery of ADSs and ADRs evidencing such ADSs pursuant to the Deposit Agreement;

(l)             The ADSs to be sold at such Time of Delivery shall have been duly listed on the NASDAQ;

(m)           The Company shall have obtained and delivered to the Underwriters executed copies of a lock-up agreement from each director and executive officer of the Company, substantially to the effect set forth in Annex I hereof in form and substance satisfactory to the Representatives;

(n)            The Company shall have delivered to the Representatives on the date of the Prospectus at a time prior to the execution of this Agreement and at such Time of Delivery a certificate of the Chief Accounting Officer of the Company, substantially in the form attached as Annex II hereto;

(o)            The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(p)            The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

9.            (a)  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, any road show, or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.

(b)            Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the sixth paragraph under the caption “Underwriters”, and the information contained in the eleventh, twelfth, and thirteenth paragraphs under the caption “Underwriters”.

(c)            Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that such indemnifying party has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. Upon receipt of such notice in writing, the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such action and shall pay the fees and disbursements of such counsel related to such action. In case any such action shall be brought against any indemnified party, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnified party retains counsel because the indemnifying party failed to retain counsel reasonably satisfactory to the indemnified party and in a timely manner. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)            If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the ADSs and Non-Voting Ordinary Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs and Non-Voting Ordinary Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)            The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.          (a)              If any Underwriter shall default in its obligation to purchase the ADSs or to procure the purchase of the Non-Voting Ordinary Shares which it has agreed to purchase (or procure the purchase of) hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs or Non-Voting Ordinary Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs or Non-Voting Ordinary Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs or Non-Voting Ordinary Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such ADSs or Non-Voting Ordinary Shares, or the Company notifies you that it has so arranged for the purchase of such ADSs or Non-Voting Ordinary Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs or Non-Voting Ordinary Shares.

(b)            If, after giving effect to any arrangements for the purchase of the ADSs or Non-Voting Ordinary Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such ADSs or Non-Voting Ordinary Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs and Non-Voting Ordinary Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs (or to procure the purchase of Non-Voting Ordinary Shares) which such Underwriter agreed to purchase (or procure the purchase of) hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs, or in the case of Non-Voting Ordinary Shares, to require each non-defaulting Underwriter to procure the purchase of its pro rata share in the form of ADSs or Non-Voting Ordinary Shares (based on the number of Non-Voting Ordinary Shares which such Underwriter agreed to procure the purchase of hereunder), of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)            If, after giving effect to any arrangements for the purchase of the ADSs or to procure the purchase of Non-Voting Ordinary Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such ADSs or Non-Voting Ordinary Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs and Non-Voting Ordinary Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs (or procure the purchase of Non-Voting Ordinary Shares) of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.          The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the ADSs and Non-Voting Ordinary Shares.

12.           If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs or Non-Voting Ordinary Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs or Non-Voting Ordinary Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.           In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of the Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and (A) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives (i) in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; (ii) in care of Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel; and (iii) in care of SVB Securities LLC, 1301 Avenue of the Americas, 12th Floor, New York, NY Attention: Stuart Nayman; and (B) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14.          This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs or Non-Voting Ordinary Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.          Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission's office in Washington, D.C. is open for business.

16.          The Company acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other and the purchase and sale of the Non-Voting Ordinary Shares pursuant to this Agreement is an arm’s length commercial transaction between the Company, on the one hand, and the purchaser(s) thereof, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17.          This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18.          This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts. The Company hereby irrevocably appoints Bicycle Therapeutics Inc., as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and the Company agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

19.          The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.          This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21.          Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state and United Kingdom income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, subject to the final sentence of this Section 21, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment. Nothing in this Section 21 shall prevent the Company from disclosing any matter to a tax authority in connection with its tax affairs or reporting obligations.

22.          Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)             In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)            As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Bicycle Therapeutics plc

By:	/s/ Kevin Lee
Name: Kevin Lee
Title: Chief Executive Officer

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Danielle Freeman
Name: Danielle Freeman
Title: Managing Director

Jefferies LLC

By:	/s/ Dustin Tyner
Name: Dustin Tyner
Title: Managing Director

SVB Securities LLC

By:	/s/ Dan Dubin
Name: Dan Dubin, M.D.
Title: Vice Chairman, Global Co-Head of Investment Banking

On behalf of each of the Underwriters

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Total Number of Non- Voting Ordinary Shares to be Procured	Number of Optional ADSs to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	2,039,530	2,039,530	611,859
Jefferies LLC	1,568,471	1,568,471	470,541
SVB Securities LLC	1,097,883	1,097,881	329,364

Total	4,705,884	4,705,882	1,411,764

SCHEDULE II

(a)            Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

None.

(b)            Additional Documents Incorporated by Reference:

None.

(c)            Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The public offering price per ADS for the ADSs is $21.25. The number of ADSs purchased by the Underwriters is 4,705,884.

The public offering price per non-voting ordinary share for the Non-Voting Ordinary Shares is $21.25.

The number of Non-Voting Ordinary Shares purchased by the purchaser(s)  is 4,705,882.

(d)            Written Testing-the-Waters Communications:

None.

ANNEX I

Form of Lock-Up Agreement

[●], 2023

Goldman Sachs & Co. LLC

Jefferies LLC

SVB Securities LLC

As representatives of the several Underwriters named in Schedule I of the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o Jefferies LLC

520 Madison Avenue

New York, NY 10022

c/o SVB Securities LLC

53 State Street, 40th Floor

Boston, MA 02109

Re: Bicycle Therapeutics plc - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Bicycle Therapeutics plc, a public limited company incorporated under the laws of England and Wales with company number 11036004 and having its registered office at Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge, United Kingdom, CB21 6GS (the “Company”), providing for a public offering of American Depositary Shares (“ADSs”) representing the ordinary shares, nominal value

£0.01 per share, of the Company (the “Ordinary Shares”) and non-voting ordinary shares, nominal value £0.01 per share (the “Non-Voting Ordinary Shares” and together with the ADSs, the Ordinary Shares and any other voting securities of the Company, the “Equity Securities”), pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs and Non-Voting Ordinary Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 60 days after the date set forth on the final prospectus supplement used to sell the ADSs and Non-Voting Ordinary Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Equity Securities of the Company, or any options or warrants to purchase any Equity Securities of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Equity Securities of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned's Securities”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Equity Securities or any security convertible into or exercisable or exchangeable for Equity Securities.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) by will or intestate succession upon the death of the undersigned; (iv) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement; (v) to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements disclosed in the Prospectus (as defined in the Underwriting Agreement); (vi) pursuant to any written plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (a “10b5-1 Plan”), relating to the sale of the Undersigned’s Securities, provided that such 10b5-1 Plan was entered into prior to the date of this Lock-Up Agreement and is not amended during the Lock-Up Period; or (vii) with the prior written consent of the Representatives on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clauses (i) through (vii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Securities, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Securities except in compliance with the foregoing restrictions.

Notwithstanding anything to the contrary, nothing in this Lock-Up Agreement shall prohibit the undersigned from entering into a 10b5-1 Plan, relating to the sale of the Undersigned’s Securities, during the Lock-Up Period provided that the securities subject to such plan may not be sold during the Lock-up Period and any required public disclosure during the Lock-up Period regarding such 10b5-1 Plan includes the restrictions set forth in this Lock-up Agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the offering of the ADSs and Non-Voting Ordinary Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the offering, the Underwriters are not making a recommendation to you to participate in the offering or sell any ADSs or Non-Voting Ordinary Shares at the price determined in the offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will automatically terminate and the undersigned will be released from all of his, her or its obligations hereunder upon the earliest to occur, if any, of (i) prior to the execution of the Underwriting Agreement, the Company advises the Representatives in writing that it has determined not to proceed with the offering, (ii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the ADSs and Non-Voting Ordinary Shares to be sold thereunder, or (iii) July 31, 2023, in the event that the Underwriting Agreement has not been executed by such date.

[Signature Page Follows]

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)
(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

ANNEX II

Form of Chief Accounting Officer Certificate